                                                                    EXHIBIT 10.2

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                      AMENDED AND RESTATED LETTER OF CREDIT
                                       AND
                             REIMBURSEMENT AGREEMENT

                                 by and between

                                   BELK, INC.,
                          BELK ADMINISTRATION COMPANY,
                            BELK INTERNATIONAL, INC.,
                           BELK STORES SERVICES, INC.,
                BELK-SIMPSON COMPANY, GREENVILLE, SOUTH CAROLINA,
                             THE BELK CENTER, INC.,
                        UNITED ELECTRONIC SERVICES, INC.,
                          BELK ACCOUNTS RECEIVABLE LLC,
                          BELK STORES OF VIRGINIA LLC,
                           BELK GIFT CARD COMPANY LLC


                                       and

                       WACHOVIA BANK, NATIONAL ASSOCIATION

                            Dated as of June 28, 2002


================================================================================

                                TABLE OF CONTENTS

             (This Table of Contents is not a part of the Agreement
                but rather is for convenience of reference only.)

                                                                                                               Page
                                                                                                               ----

ARTICLE I  DEFINITIONS............................................................................................2
         1.1      Definitions.....................................................................................2

ARTICLE II  REPRESENTATIONS AND WARRANTIES OF THE BORROWERS.......................................................3
         2.1      Organization....................................................................................3
         2.2      Power and Authority.............................................................................3

ARTICLE III  REIMBURSEMENT AND OTHER PAYMENTS.....................................................................4
         3.1      Letter of Credit................................................................................4
         3.2      Reimbursement and Other Payments................................................................4
         3.3      Tender Advances.................................................................................4
         3.4      Commission and Fees.............................................................................5
         3.5      Obligations Absolute............................................................................5

ARTICLE IV  [Reserved]............................................................................................6

ARTICLE V   [Reserved]............................................................................................6

ARTICLE VI  [Reserved]............................................................................................6

ARTICLE VII  CONDITIONS PRECEDENT.................................................................................6
         7.1      Conditions Precedent to Each Tender Advance.....................................................6

ARTICLE VIII  DEFAULT.............................................................................................7
         8.1      Events of Default...............................................................................7
         8.2      Remedies........................................................................................7
         8.3      No Remedy Exclusive.............................................................................8

ARTICLE IX  PLEDGED BONDS.........................................................................................8
         9.1      The Pledge......................................................................................8
         9.2      Remedies Upon Default...........................................................................9
         9.3      Valid Perfected First Lien......................................................................9
         9.4      Release of Pledged Bonds........................................................................9

ARTICLE X  MISCELLANEOUS.........................................................................................10
         10.1     Transfer of Letter of Credit...................................................................10
         10.2     Reduction of Letter of Credit..................................................................10
         10.3     Liability of the Issuing Lender................................................................11

         10.4     Successors and Assigns.........................................................................11
         10.5     Notices........................................................................................11
         10.6     Amendments, Waivers and Consents...............................................................11
         10.7     Effect of Delay and Waivers....................................................................11
         10.8     Counterparts...................................................................................12
         10.9     Severability...................................................................................12
         10.10    Governing Law..................................................................................12
         10.11    References.....................................................................................12
         10.12    Taxes, Etc.....................................................................................12
         10.15    Jurisdiction and Venue.........................................................................12


Exhibit A - Existing Letter of Credit...........................................................................A-1


Schedule 1 - Subsidiary Borrowers

         THIS AMENDED AND RESTATED LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT, dated as of June 28, 2002 (the "Agreement"), is by and between BELK, INC., a Delaware corporation ("Company"), the Subsidiaries of the Company listed on
Schedule 1 hereto (collectively, the "Subsidiary Borrowers" and together with the Company, the "Borrowers"), and WACHOVIA BANK, NATIONAL ASSOCIATION a national banking association (the "Administrative Agent"), as Administrative Agent for the ratable benefit of the financial institutions (the "Lenders") as are, or may from time to time become, parties to the Credit Agreement (as defined below).


                              W I T N E S S E T H:
                              -------------------

         WHEREAS, the Company and Wachovia Bank, National Association ("Wachovia") have previously entered into the Letter of Credit and Reimbursement Agreement dated as of July 1, 1998 (the "Original Reimbursement Agreement"), as amended, pursuant to which Wachovia issued an irrevocable, direct-pay letter of credit in the face amount of $126,849,316 dated July 23, 1998 for the account of the Company (such letter of credit is referred herein to as the "Existing Letter of Credit"); and

         WHEREAS, the Existing Letter of Credit was issued to enhance the marketability of certain Taxable Variable Rate Demand Revenue Bonds, Series 1998 (the "Bonds") issued and sold by the Company pursuant to a Trust Indenture dated as of July 1, 1998 between the Company and First Union National Bank, as Trustee (as amended, the "Indenture"); and

         WHEREAS, the Borrowers, the Administrative Agent, Bank of America, N.A. as Syndication Agent, Branch Banking and Trust Company, as Documentation Agent and the Lenders have entered into a Credit Agreement dated as of June 28, 2002 (the "Credit Agreement") pursuant to which the Lenders have provided certain credit facilities to the Borrowers, which credit facilities include the Existing Letter of Credit as a part of such credit facilities; and

         WHEREAS, the parties desire to amend and restate the Original Reimbursement Agreement to provide that the Existing Letter of Credit shall be deemed to have been issued pursuant to the terms and conditions of the Credit Agreement and shall be governed by and construed in accordance with the terms of the Credit Agreement; provided that, in the event of a conflict between the terms of the Credit Agreement and this Agreement, this Agreement shall control;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, including the covenants, terms and conditions hereinafter appearing, the Borrowers do hereby covenant and agree with the Administrative Agent for the ratable benefit of the Lenders, as follows:

                                    ARTICLE I

                                   DEFINITIONS

         1.1 Definitions. Capitalized terms used and not otherwise defined in this Agreement, including the preambles and recitals hereof, shall have the meaning assigned thereto in the Credit Agreement. In the event of a conflict between capitalized terms defined herein and in the Credit Agreement, the Credit Agreement shall control. The following terms shall have the following meanings:

         "Agreement" means this Amended and Restated Letter of Credit and Reimbursement Agreement, as the same may from time to time be amended, modified or supplemented in accordance with the terms hereof.

         "Bond Documents" means, collectively, the Indenture, the Bonds, the Remarketing Agreement, the Placement Agreement, the Private Placement Memorandum and any other documents relating to the issuance of the Bonds, as the same may be amended, modified or supplemented from time to time in accordance with their respective terms.

         "Commitment Letter" means that certain commitment letter from First Union National Bank to Belk, Inc. dated June 25, 1998, and accepted and executed by Belk, Inc. on or before the date of issuance of the Bonds.

         "Conversion Draft" shall have the meaning provided in the Existing Letter of Credit.

         "Credit Agreement" shall have the meaning provided in the Recitals to this Agreement.

         "Date of Issuance" means the date of issuance of the Existing Letter of Credit.

         "Event of Default" shall have the meaning specified in Article VIII hereof.

         "Expiration Date" means July 23, 2003, the expiration date of the Existing Letter of Credit, as such date is extended pursuant to the terms of the Credit Agreement.

         "Issuing Lender" shall have the meaning given to such term in Section
3.1 hereof.

         "Material Adverse Effect" means, with respect to the Borrowers or any of their Subsidiaries, a material adverse effect on the properties, business, prospects, operations or condition (financial or otherwise) of any such Person or the ability of any such Person to perform its obligations under this Agreement, the Credit Agreement, the Existing Letter of Credit or the Indenture, in each case to which it is a party.

         "Placement Agreement" shall have the meaning provided in the Indenture.

         "Pledged Bond Collateral" shall have the meaning provided in Section
9.1 hereof.

         "Pledged Bonds" shall have the meaning provided in Section 9.1 hereof.

         "Private Placement Memorandum" shall have the meaning provided in the Indenture.

         "Remarketing Agent" shall have the meaning provided in Section 1101 of the Indenture.

         "Remarketing Agreement" shall have the meaning provided in the Indenture.

         "State" means the State of North Carolina.

         "Tender Advance" shall have the meaning provided in Section 3.3 hereof.

         "Tender Agent" shall have the meaning provided in Section 1102 of the Indenture.

         "Tender Draft" shall have the meaning provided in the Existing Letter of Credit.

         "Trustee" means any Person or group of Persons at the time serving as trustee under the Indenture.


                                   ARTICLE II

                 REPRESENTATIONS AND WARRANTIES OF THE BORROWERS

         The Borrowers represent and warrant to the Administrative Agent and the Lenders that:

         2.1 Organization. Each of the Borrowers and their Subsidiaries is a corporation or limited liability company duly organized, existing and in good standing under the laws of the state of its incorporation, has the power to own its properties and to carry on its business as now being conducted, and is duly qualified as a foreign entity to do business in every jurisdiction in which the nature of its business makes such qualification necessary.

         2.2 Power and Authority. Each of the Borrowers and their Subsidiaries is duly authorized under all applicable provisions of law to execute, deliver and perform this Agreement and all corporate action on its part required for the lawful execution, delivery and performance hereof and thereof has been duly taken; and this Agreement, upon the due execution and delivery hereof or thereof, will be the valid and binding obligation of each Borrower enforceable in accordance with its terms. Neither the execution of this Agreement, nor the fulfillment of or compliance with the provisions and terms hereof or thereof, will (A) conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a violation of or default under, the Articles of Incorporation, Bylaws or any other organizational documents of any Borrower or any Subsidiary of such Borrower, or any agreement or instrument to which such Borrower or any Subsidiary is now a party or any applicable law, regulation, judgment, writ, order or decree to which such Borrower, any Subsidiary of such Borrower or any of their respective properties are subject to the extent such conflict, violation or default would have a Material Adverse Effect on the business of such Borrower or any Subsidiary of such Borrower, taken as a whole or (B) create any lien, charge or encumbrance upon any of the property or assets of the Borrowers or any Subsidiary of any Borrower pursuant to the terms of any agreement or instrument to which any Borrower or any Subsidiary is a party or by which it or any of its properties, are bound to the extent such lien, charge or encumbrance would, taken as a whole, have a Material Adverse Effect on the business of the Borrowers or any of their Subsidiaries.


                                   ARTICLE III

                        REIMBURSEMENT AND OTHER PAYMENTS

         3.1 Letter of Credit. The Existing Letter of Credit shall be deemed to have been issued under the Credit Agreement and shall be governed by the terms thereof, to the extent not inconsistent with this Agreement. Wachovia, in its capacity as Issuing Lender under the Credit Agreement (in such capacity, the "Issuing Lender"), agrees that any and all payments under the Existing Letter of Credit will be made with the Issuing Lender's own funds.

         3.2 Reimbursement and Other Payments. The Borrowers shall pay to the Issuing Lender all amounts drawn under the Existing Letter of Credit, together with all interest thereon and all other charges, commissions, costs and expenses related thereto in accordance with the provisions of Sections 3.3 and 3.5 of the Credit Agreement.

         3.3 Tender Advances.

                  (a) If the Issuing Lender shall make any payment of that portion of the purchase price corresponding to principal and interest of the Bonds drawn under the Existing Letter of Credit pursuant to a Tender Draft and the conditions set forth in Section 7.1 shall have been fulfilled, such payment shall constitute a tender advance made by the Issuing Lender to the Borrowers on the date and in the amount of such payment (a "Tender Advance"); provided that if the conditions of said Section 7.1 have not been fulfilled, the amount so drawn pursuant to the Tender Draft shall be payable in accordance with the terms of
         Section 3.5 of the Credit Agreement. Notwithstanding any other provision hereof, the Borrowers shall repay the unpaid amount of each Tender Advance, together with all unpaid interest thereon, on the earlier to occur of: (i) such date as any Bonds purchased pursuant to a Tender Draft are resold as provided in Section 3.3(d) hereof; (ii) on the date one year following the date of such Tender Advance; or (iii) the Expiration Date. The Borrowers may prepay the outstanding amount of any Tender Advance in whole or in part, together with accrued interest to the date of such prepayment on the amount prepaid. The Borrowers shall notify the Issuing Lender prior to 11:00 A.M. Charlotte, North Carolina time on the date of such prepayment of the amount to be prepaid, except to the extent the prepayment is being made from the proceeds of remarketed bonds.

                  (b) The Borrowers shall pay interest on the unpaid amount of each Tender Advance from the date of such Tender Advance until such amount is paid in full, payable quarterly, in arrears, on the last day of each calendar quarter during the term of each Tender Advance and on the date such amount is paid in full at the LIBOR Rate plus .60% from the date of this Agreement through July 1, 2003; and thereafter, if the Expiration Date of the Existing Letter of Credit is renewed and extended in accordance with Section 3.1(b) of the Credit Agreement, at the LIBOR Rate plus the Applicable Margin (as defined in the Credit

         Agreement) and, subject to Section 11.3 of the Credit Agreement, at the discretion of the Administrative Agent or as directed by the Required Lenders, upon the occurrence and during the continuance of an Event of Default, at a rate equal to the LIBOR Rate plus 2.60% during the period from the date of this Agreement through July 31, 2003 and thereafter at a rate equal to two percent (2%) in excess of the rate then applicable to Base Rate Loans (as defined in the Credit Agreement).

                  (c) Pursuant to Article IX, the Borrowers have agreed that, in accordance with the terms of the Indenture, Bonds purchased with proceeds of any Tender Draft shall be delivered by the Tender Agent to the Issuing Lender or its designee to be held by the Issuing Lender or its designee in pledge as collateral securing the Borrowers' payment obligations to the Lenders hereunder and under the Credit Agreement. Bonds so delivered to the Issuing Lender or its designee shall be registered in the name of the Company, as provided in Section 9.1.

                  (d) Prior to or simultaneously with the resale of Pledged Bonds, the Borrowers shall prepay the then outstanding Tender Advances (in the order in which they were made) by paying to the Issuing Lender an amount equal to the sum of (A) the amounts advanced by the Issuing Lender pursuant to the corresponding Tender Drafts relating to such Bonds, plus (B) the aggregate amount of accrued and unpaid interest on such Tender Advances. Such payment shall be applied by the Issuing Lender in reimbursement of such drawings (and as prepayment of Tender Advances resulting from such drawings in the manner described above), and, upon receipt by the Issuing Lender of a certificate completed and signed by the Trustee in substantially the form of Annex F to the Existing Letter of Credit, the Borrowers irrevocably authorize the Issuing Lender to rely on such certificate and to reinstate the Existing Letter of Credit in accordance therewith. Funds held by the Tender Agent as a result of sales of the Pledged Bonds by the Remarketing Agent shall be paid to the Issuing lender by the Tender Agent to be applied to the amounts owing by Borrowers to the Issuing Lender pursuant to this paragraph (d). Upon payment to the Issuing lender of the amount of such Tender Advance to be prepaid, together with accrued interest on such Tender Advance to the date of such prepayment on the amount to be prepaid, the principal amount outstanding of Tender Advances shall be reduced by the amount of such prepayment and interest shall cease to accrue on the amount prepaid.

         3.4 Commission and Fees. The Borrowers shall pay to the Administrative Agent for the account of the Issuing Lender and the Existing Letter of Credit Participants the fees, commissions, and other costs and charges with respect to issuance, maintenance, amendment and draws under the Existing Letter of Credit described in Section 3.3(b) and 3.3(c) of the Credit Agreement.


         3.5 Obligations Absolute. The obligations of the Borrowers under this Agreement shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including, without limitation, the following circumstances:

                  (a) any lack of validity or enforceability of the Existing Letter of Credit, the Bonds, any of the other Bond Documents or any other agreement or instrument related thereto;

                  (b) any amendment or waiver of or any consent to departure from the terms of the Existing Letter of Credit, the Bonds, any of the other Bond Documents or any other agreement or instrument related thereto;

                  (c) the existence of any claim, setoff, defense or other right which the Borrowers may have at any time against the Trustee, any beneficiary or any transferee of the Existing Letter of Credit (or any Person for whom the Trustee, any such beneficiary or any such transferee may be acting), the Administrative Agent, the Issuing Lender, any Lender or any other Person, whether in connection with this Agreement, the Existing Letter of Credit, the Bond Documents or any unrelated transaction;

                  (d) any statement, draft or other document presented under the Existing Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect, or any statement therein being untrue or inaccurate in any respect whatsoever; or

                  (e) the surrender or impairment of any security for the performance or observance of any of the terms of this Agreement.


                                   ARTICLE IV

                                   [Reserved]


                                    ARTICLE V

                                   [Reserved]


                                   ARTICLE VI

                                   [Reserved]


                                   ARTICLE VII

                              CONDITIONS PRECEDENT

         7.1 To Each Tender Advance. Each payment made by the Issuing Lender under the Existing Letter of Credit pursuant to a Tender Draft shall constitute a Tender Advance hereunder only if on the date of such payment the following statements shall be true:

                  (a) The representations and warranties contained in Article II of this Agreement, Section 701 of the Indenture and Article VI of the Credit Agreement are true and correct on and as of the date of such Tender Advance as though made on and as of such date; and

                  (b) No event has occurred or would result from such Tender Advance, which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

Unless the Borrowers shall have previously advised the Issuing Lender in writing or the Issuing Lender has actual knowledge that one or more of the above statements is no longer true, the Borrowers shall be deemed to have represented and warranted, on the date of payment by the Issuing lender under the Existing Letter of Credit pursuant to a Tender Draft, that on the date of such payment the above statements are true and correct.


                                  ARTICLE VIII

                                     DEFAULT

         8.1 Events of Default. Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any Governmental Authority or otherwise:

                  (a) Failure of the Borrowers to pay when (i) due any payment of principal or interest, commission, charge or expense referred to in
         Article III hereof, except for amounts owed by the Borrowers pursuant to a Tender Advance under Section 3.3 and (ii) payment of principal or interest referred to in Section 3.3 hereof; or

                  (b) The occurrence of an "event of default" or an "Event of Default" under the Credit Agreement or any of the Bond Documents or the Indenture; or

                  (c) Any representation, warranty, certification or statement made by the Borrowers herein, or in any writing furnished by or on behalf of the Borrowers or any Subsidiary pursuant to this Agreement or the Indenture shall have been false, misleading or incomplete in any material respect on the date as of which made.

         8.2 Remedies. Upon the occurrence of an Event of Default, with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, (A) pursuant to
Section 802 of the Indenture, advise the Trustee that an Event of Default has occurred and instruct the Trustee to declare the principal of all Bonds then outstanding and interest thereon to be immediately due and payable, and (B) proceed hereunder and, to the extent therein provided, under the Bond Documents and under the Credit Agreement, in such order as it may elect, and exercise all other rights and remedies available to it hereunder (including, without limitation, under Section 9.2 hereof), under the Credit Agreement and at law; and the Administrative Agent and the Lenders shall have no obligation to proceed against any Person, to exhaust any other remedy or remedies which it or they may have, or to resort to any other or particular security, whether held by or available to the Administrative Agent or the Lenders.

         8.3 No Remedy Exclusive. No remedy herein conferred upon or reserved to the Administrative Agent or the Issuing Lender or any Lender is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or under the Credit Agreement, or now or hereafter existing at law or in equity.


                                   ARTICLE IX

                                  PLEDGED BONDS

         9.1 The Pledge. The Borrowers hereby pledge, assign, hypothecate, transfer, and deliver to the Administrative Agent for the ratable benefit of the Lenders all their right, title and interest to, and hereby grant to the Administrative Agent for the ratable benefit of the Lenders a first lien on, and security interest in, all right, title and interest of the Borrowers in and to the following (hereinafter collectively called the "Pledged Bond Collateral"):

                  (i) all Bonds delivered by the owners thereof to the Tender Agent (as defined in the Indenture) or Remarketing Agent (as defined in the Indenture) and purchased on behalf of the Borrowers with proceeds of drawings under the Existing Letter of Credit (the "Pledged Bonds");

                  (ii) all income, earnings, profits, interest, premium or other payments in whatever form in respect of the Pledged Bonds; and

                  (iii) all proceeds (cash and non-cash) arising out of the sale, exchange, collection, enforcement or other disposition of all or any portion of the Pledged Bonds.

The Pledged Bond Collateral shall serve as security for the payment and performance when due of all obligations of the Borrowers hereunder. The Borrowers shall deliver, or cause to be delivered, the Pledged Bonds to the Administrative Agent or to a pledge agent designated by the Administrative Agent immediately upon receipt thereof or, in the case of Pledged Bonds held under a book-entry system administered by The Depository Trust Company ("DTC"), New York, New York (or any other clearing corporation), the Borrowers shall cause the Pledged Bonds to be reflected on the records of DTC (or such other clearing corporation) as a position held by the Administrative Agent (or a pledge agent acceptable to the Administrative Agent) as a DTC participant (or a participant in such other clearing corporation) and the Administrative Agent (or its pledge agent) shall reflect on its records that the Pledged Bonds are owned beneficially by the Company subject to the pledge in favor of the Administrative Agent.

         9.2 Remedies upon Default. Upon the occurrence of an Event of Default, the Administrative Agent may, and upon the request of the Required Lenders, the Administrative Agent shall, without demand of performance or other demand, advertisements and/or notices are hereby expressly waived), forthwith collect, receive, appropriate and realize upon the Pledged Bond

Collateral, or any part thereof, and/or forthwith sell, assign, give option or options to purchase, contract to sell or otherwise dispose of and deliver said Pledged Bond Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of the offices of the Administrative Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk, with the right to the Administrative Agent or any Lender upon any such sale or sales, public or private, to purchase the whole or any part of said Pledged Bond Collateral so sold, free of any right or equity of redemption in the Borrowers, which right or equity is hereby expressly waived or released. The Administrative Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care, safekeeping or otherwise of any and all of the Pledged Bond Collateral or in any way relating to the rights of the Administrative Agent hereunder, including reasonable attorneys' fees and legal expenses, to the payment in whole or in part of the obligations of the Borrowers hereunder in such order as the Administrative Agent may elect, the Borrowers remaining liable for any deficiency remaining unpaid after such application, and only after so applying such net proceeds and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Uniform Commercial Code, need the Administrative Agent account for the surplus, if any, to the Borrowers. The Borrowers agree that the Administrative Agent need not give more than ten days' notice of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place and that such notice is reasonable notification of such matters. No notification need be given to the Borrowers if the Borrowers have signed after an Event of Default a statement renouncing or modifying any right to notification of sale or other intended disposition. In addition to the rights and remedies granted to the Administrative Agent and Lenders in this Agreement and in any other instrument or agreement securing, evidencing or relating to any of the obligations of the Borrowers hereunder, the Administrative Agent shall have all the rights and remedies of a secured party under the Uniform Commercial Code in effect in the State at that time. To the extent permitted by Applicable Law, the Borrowers waive all claims, damages and demands they may acquire against the Administrative Agent or any Lender arising out of the exercise by them of any rights hereunder. The Borrowers further waive and agree not to assert any rights or privileges which they may acquire under
Section 9-112 of the Uniform Commercial Code.

         9.3 Valid Perfected First Lien. The Borrowers covenant that the pledge, assignment and delivery of the Pledged Bond Collateral hereunder will create a valid, perfected, first priority security interest in all right, title or interest of the Borrowers in or to such Pledged Bond Collateral, and the proceeds thereof, subject to no prior pledge, lien, mortgage, hypothecation, security interest, charge, option or encumbrance or to any agreement purporting to grant to any third party a security interest in the property or assets of the Borrowers which would include the Pledged Bond Collateral. The Borrowers covenant and agree that they will defend the Administrative Agent's right, title and security interest in and to the Pledged Bond Collateral and the proceeds thereof against the claims and demands of all persons whomsoever.

         9.4 Release of Pledged Bonds. The Pledged Bonds shall not be released:

                  (a) in connection with Pledged Bonds purchased with the proceeds of a Tender Draft, (i) until the Issuing lender shall have been reimbursed in full for any drawings under the Existing Letter of Credit in order to purchase Pledged Bonds or Wachovia Capital Markets has received the proceeds from the remarketing of the Pledged Bonds, and (ii) until the amount available to be drawn under the Existing Letter of Credit shall have been reinstated in an amount equal to the principal amount (and related interest) of the Pledged Bonds to be so released. If the Borrowers, or the Remarketing Agent or the Tender Agent on behalf of the Borrowers, reimburse the Issuing Lender for any such Tender Advances and such payment is accompanied by a certificate completed and signed by the Trustee in substantially the form of Annex F to the Existing Letter of Credit, the Issuing Lender may release from the lien of this Article IX and deliver to the Borrowers (or their order) or the Remarketing Agent (if such reimbursement is made by the Remarketing Agent or Tender Agent on behalf of the Borrowers or if such Bonds are to be remarketed) Pledged Bonds in a principal amount equal to the amount of such reimbursement; and

                  (b) in connection with Pledged Bonds that are purchased with the proceeds of a Conversion Draft, until the Issuing Lender is reimbursed in full pursuant to Section 3.2 hereof with respect to the drawing under the Existing Letter of Credit in connection with the presentation of such Conversion Draft. Upon such reimbursement, there may be released from the lien of this Article IX and delivered to the Borrowers (or their order) Pledged Bonds in a principal amount equal to the amount of such reimbursement.

         With respect to a Tender Draft, the Issuing Lender will instruct the Tender Agent not to release Pledged Bonds until the Tender Agent receives notice from the Issuing Lender that the Existing Letter of Credit has been reinstated in the principal amount of the Pledged Bonds to be released.


                                    ARTICLE X

                                  MISCELLANEOUS

         10.1 Transfer of Letter of Credit. The Existing Letter of Credit may be transferred and assigned in accordance with its terms.

         10.2 Reduction of Letter of Credit.

                  (a) The Existing Letter of Credit is subject to reduction pursuant to its terms.

                  (b) If the amount available to be drawn under the Existing Letter of Credit shall be permanently reduced in accordance with the terms thereof, then the Issuing Lender shall have the right to require the Trustee to surrender the Existing Letter of Credit to the Issuing Lender and to issue on such date, in substitution for such outstanding Existing Letter of Credit, a substitute irrevocable letter of credit, substantially in the form of the Existing Letter of Credit but with such changes therein as shall be appropriate to give effect to such reduction, dated such date, for the amount to which the amount available to be drawn under the Existing Letter of Credit shall have been reduced.

         10.3 Liability of the Issuing Lender. The Borrowers, to the extent permitted by Applicable Law, assume all risks of the acts or omissions of the Trustee and any beneficiary or transferee of the Existing Letter of Credit with respect to its use of the Existing Letter of Credit. Neither the Issuing Lender, the Administrative Agent or any Lender nor any of their officers, directors, employees, agents or consultants shall be liable or responsible for:

                  (a) the use which may be made of the Existing Letter of Credit or for any acts or omissions of the Trustee or any beneficiary or transferee in connection therewith;

                  (b) the validity, sufficiency or genuineness of documents, or of any endorsement(s) thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged;

                  (c) payment by the Issuing Lender against presentation of documents which do not comply on their face with the terms of the Existing Letter of Credit, including failure of any documents to bear any reference or adequate reference to the Existing Letter of Credit; or

                  (d) any other circumstances whatsoever in any way related to the making or failure to make payment under the Existing Letter of Credit;

In furtherance and not in limitation of the foregoing, the Issuing Lender may accept documents that appear on their face to comply with the terms of the Existing Letter of Credit, without responsibility for further investigation, regardless of any notice or information to the contrary.

         10.4 Successors and Assigns. This Agreement shall be binding upon the Borrowers, their successors and assigns and all rights against the Borrowers arising under this Agreement shall be for the sole benefit of the Administrative Agent, the Issuing Lender and the Lenders, their respective successors and assigns, all of whom shall be entitled to enforce performance and observance of this Agreement to the same extent as if they were parties hereto.

         10.5 Notices. All notices and communications hereunder shall be given to the addresses and otherwise made in accordance with Section 13.1 of the Credit Agreement.

         10.6 Amendments, Waivers and Consents. No term, covenant, agreement or condition of this Agreement may be amended or waived, nor may any consent be given, except in the manner set forth in Section 13.11 of the Credit Agreement.

         10.7 Effect of Delay and Waivers. No delay or omission to exercise any right or power accruing upon any default, omission or failure of performance hereunder shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Administrative Agent to exercise any remedy now or hereafter existing at law or in equity or by statute, it shall not be necessary to give any notice, other than such notice as may be herein expressly required. In the event any provision contained in this Agreement should be breached by any party and thereafter waived by the other party so empowered to act, such waiver shall be limited to the particular breach hereunder. No waiver, amendment, release or modification of this Agreement shall be established by conduct, custom or course of dealing, but solely by an instrument in writing duly executed by the parties thereunto duly authorized by this Agreement.

         10.8 Counterparts. This Agreement may be executed simultaneously in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         10.9 Severability. The invalidity or unenforceability of any one or more phrases, sentences, clauses or Sections contained in this Agreement shall not affect the validity or enforceability of the remaining portions of this Agreement, or any part thereof.

         10.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State, without reference to the conflicts or choice of law principles thereof. The Borrowers hereby acknowledge that the Existing Letter of Credit shall be governed by and construed in accordance with Uniform Customs and Practice for Documentary Credits (1993 revisions), International Chamber of Commerce Publication No. 500.

         10.11 References. The words "herein", "hereof", "hereunder" and other words of similar import when used in this Agreement refer to this Agreement as a whole, and not to any particular article, section or subsection.

         10.12 Taxes, Etc. Any taxes (excluding income taxes) payable or ruled payable by federal or state authority in respect of the Existing Letter of Credit or this Agreement shall be paid by the Borrowers upon demand by the Administrative Agent, together with interest and penalties, if any.

         10.13 Jurisdiction and Venue.

         (a) Jurisdiction. The Borrowers hereby irrevocably consent to the personal jurisdiction of the state and federal courts located in Mecklenburg County, North Carolina (and any courts from which an appeal from any of such courts must or may be taken), in any action, claim or other proceeding arising out of any dispute in connection with this Agreement, the Existing Letter of Credit, the Bond Documents or the Bonds, any rights or obligations hereunder or thereunder, or the performance of such rights and obligations. The Borrowers hereby irrevocably consent to the service of a summons and complaint and other process in any action, claim or proceeding brought by the Administrative Agent or any Lender in connection with this Agreement, the Existing Letter of Credit, the Bond Documents or the Bonds, any rights or obligations hereunder or thereunder, or the performance of such rights and obligations, on behalf of itself or its property, in the manner specified in Section 13.1 of the Credit Agreement. Nothing in this Section 10.13(a) shall affect the right of the Administrative Agent or any Lender to serve legal process in any other manner permitted by Applicable Law or affect the right of the Administrative Agent or any Lender to bring any action or proceeding against any Borrower or its properties in the courts of any other jurisdictions.

         (b) Venue. The Borrowers hereby irrevocably waive any objection they may have now or in the future to the laying of venue in the aforesaid jurisdiction in any action, claim or other proceeding arising out of or in connection with this Agreement, the Existing letter of Credit, the Bond Documents or the Bonds or the rights and obligations of the parties hereunder or thereunder.

The Borrowers irrevocably waive, in connection with such action, claim or proceeding, any plea or claim that the action, claim or other proceeding has been brought in an inconvenient forum.


                           [Signature pages to follow]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed under seal by their duly authorized officers, all as of the day and year first written above.

                                            THE BORROWERS:

[CORPORATE SEAL]                            BELK, INC., as a Borrower


                                            By: /s/     John M. Belk
                                                --------------------------------
                                                Name:   John M. Belk
                                                Title:  Chairman of the Board



                                            BELK ADMINISTRATION COMPANY,
                                            as a Borrower


                                            By: /s/     John M. Belk
                                                --------------------------------
                                                Name:   John M. Belk
                                                Title:  Chairman of the Board



                                            BELK INTERNATIONAL, INC.,
                                            as a Borrower


                                            By: /s/     John M. Belk
                                                --------------------------------
                                                Name:   John M. Belk
                                                Title:  Chairman of the Board



                                            BELK STORES SERVICES, INC.,
                                            as a Borrower


                                            By: /s/     John M. Belk
                                                --------------------------------
                                                Name:   John M. Belk
                                                Title:  Chairman of the Board



                                            BELK-SIMPSON COMPANY, GREENVILLE,
                                            SOUTH CAROLINA, as a Borrower


                                            By: /s/     John M. Belk
                                                --------------------------------
                                                Name:   John M. Belk
                                                Title:  Chairman of the Board


Amended and Restated Letter of Credit and Reimbursement Agreement

                                            THE BELK CENTER, INC, as a Borrower


                                            By: /s/     John M. Belk
                                                --------------------------------
                                                Name:   John M. Belk
                                                Title:  Chairman of the Board



                                            UNITED ELECTRONIC SERVICES, INC.,
                                            as a Borrower


                                            By: /s/     John M. Belk
                                                --------------------------------
                                                Name:   John M. Belk
                                                Title:  Chairman of the Board



                                            BELK ACCOUNTS RECEIVABLE LLC,
                                            as a Borrower


                                            By: /s/     John M. Belk
                                                --------------------------------
                                                Name:   John M. Belk
                                                Title:  Chairman of the Board



                                            BELK STORES OF VIRGINIA LLC,
                                            as a Borrower


                                            By: /s/     John M. Belk
                                                --------------------------------
                                                Name:   John M. Belk
                                                Title:  Chairman of the Board



                                            BELK GIFT CARD COMPANY LLC,
                                            as a Borrower


                                            By: /s/     John M. Belk
                                                --------------------------------
                                                Name:   John M. Belk
                                                Title:  Chairman of the Board



Amended and Restated Letter of Credit and Reimbursement Agreement

                                           THE BANK:

                                           WACHOVIA BANK, NATIONAL ASSOCIATION

                                           By: /s/    Irene Rosen Marks
                                               ---------------------------------
                                               Name:  Irene Rosen Marks
                                               Title: Director




Amended and Restated Letter of Credit and Reimbursement Agreement